(NUVEEN INVESTMENTS LOGO)


FOR IMMEDIATE RELEASE                                    CONTACT: LAUREL O'BRIEN
ATTN:  BUSINESS/FINANCIAL EDITORS                                MEDIA RELATIONS
                                                                  (312) 917-8254

  NUVEEN INVESTMENTS REPORTS RECORD FOURTH QUARTER AND FULL YEAR 2004 EARNINGS
                      ALONG WITH RECORD SALES AND NET FLOWS

Chicago, IL, January 19, 2005 - Nuveen Investments, Inc. (NYSE: JNC), a leading provider of diversified investment services for institutional and high-net-worth investors served by financial advisors, today reported record earnings for the fourth quarter and the full year of 2004. Fourth quarter net income of $43.5 million increased 15% over the fourth quarter of 2003. Earnings per share (diluted) of $0.45 for the quarter also rose 15% from the same period last year. For the full year the Company reported record net income of $156.4 million and earnings per share (diluted) of $1.63, both up 16% over 2003.

Fourth quarter gross sales were $8.1 billion, with positive net flows of $5.2 billion, an increase of 140% over the prior year. Gross sales for the full year were a record $25.9 billion, an increase of 43%, with positive net flows of $15.0 billion, up almost 60%. Net flows were positive across all product lines for both the quarter and the full year. Gross sales of managed accounts totaled $21.4 billion. Sales of closed-end exchange-traded funds were $2.9 billion and sales of mutual funds were $1.6 billion.

Total assets under management increased to $115 billion at December 31, 2004, from $95 billion a year ago. The 21% increase in assets under management from a year ago was driven by $15 billion in positive net flows and $5 billion of stock and bond market appreciation. Strong asset growth drove advisory fee revenue to $476 million, up 18% over the prior year, with total operating revenues up 12%.

Commenting on the Company's results, Tim Schwertfeger, Chairman & CEO of Nuveen Investments, said, "We are very pleased with the consistency of our growth and the quality of our results as we report record sales, net flows and earnings for the year, along with strong asset growth. Our results reflect Nuveen's 10th consecutive year of record earnings and highlight the stability and quality of our assets as well as our success in expanding our investment and distribution capabilities and the breadth of our product offerings. This year, 70% of our gross sales were in equity products with the remainder in municipal and taxable fixed income products. Municipal assets now account for just half of our assets under management, even as we've continued raising new municipal assets in the last several years.

"Momentum in managed accounts, which includes customized NWQ value equity portfolios, Rittenhouse growth equity portfolios, Nuveen fixed-income portfolios and Symphony alternative investments, accounted for much of the double-digit growth across sales, flows, revenues, assets and earnings this year. In particular, strength at NWQ drove strong growth in managed accounts. Total managed account sales in 2004 were $21.4 billion with flows of $11.8 billion - four times prior year levels.

                                     -more-

NUVEEN INVESTMENTS REPORTS RECORD FOURTH QUARTER AND 2004 EARNINGS - PAGE 2


"Our continued focus on product innovation also contributed to our success in 2004. In the 4th quarter we raised more than $700 million with our first closed-end exchange-traded fund that pursues an integrated equity index option strategy supported by a portfolio of common stock. This fund appeals to equity investors looking for attractive tax-advantaged dividend income with reduced volatility and the potential for more stable returns. Innovation and our leadership in the closed-end exchange-traded fund arena enabled us to raise $2.9 billion in new assets in 2004 despite an environment of rising interest rates.

"We are pleased with the quality and diversity of our current asset base, as equity-based portfolios are approaching 40% of our total assets under management," concluded Schwertfeger. "We continue to believe our success reflects our ongoing commitment to helping investors secure their long-term goals with core long-term investment disciplines, conservatively-oriented product innovation and strong relationships with leading advisors and institutional clients."

Nuveen Investments, Inc. will host a conference call to discuss its fourth quarter and full year results today, January 19, at 10:00 am central time. To access this call live or listen to an audio replay, visit the investor relations section of the Company's website at www.nuveen.com.

Nuveen Investments provides high-quality investment services designed to secure long-term client goals. The Company serves institutional clients, financial advisors and high-net-worth investors. The firm's asset management capabilities are marketed through four distinct brands, each with an independent investment team and area of expertise: Nuveen, focused on fixed-income investments; NWQ, specializing in value-style equities; Rittenhouse, dedicated to conservative growth-style equities; and Symphony, with expertise in alternative investment portfolios. In total, the Company manages over $115 billion in assets. Nuveen Investments, Inc. (NYSE: JNC) is an affiliate of The St. Paul Travelers Companies, Inc. (NYSE: STA).

     Certain statements made by the Company in this release are forward-looking statements. The Company's actual future results may differ significantly from those anticipated in any forward-looking statements due to numerous factors. These include, but are not limited to, the effects of the substantial competition in the investment management business, including competition for access to brokerage firms' retail distribution systems, the Company's reliance on revenues from investment management contracts which renew annually, regulatory developments, accounting pronouncements, and other additional risks and uncertainties as set forth in the Company's filings with the SEC. The Company undertakes no responsibility to update publicly or revise any forward-looking statements.


                                       ###

                             Financial Table Follows

NUVEEN INVESTMENTS
CONSOLIDATED STATEMENTS OF INCOME (1)
For the Years Ended December 31, 2003 and December 31, 2004
In thousands, except share data


                                                                                 2003
                                                   ---------------------------------------------------------------
                                                    1ST QTR       2ND QTR      3RD QTR      4TH QTR        TOTAL
                                                   ---------      -------      -------     ---------     ---------

REVENUES:
    Investment advisory fees from
      assets under management(2)                   $  95,244       99,047      103,479       107,077       404,847
                                                   ---------      -------      -------     ---------     ---------
    Product distribution                               1,584        3,278        2,169         2,175         9,206
    Performance fees/other revenue                     4,719        3,772       15,179        14,306        37,976
                                                   ---------      -------      -------     ---------     ---------
          Total operating revenues                   101,547      106,097      120,827       123,557       452,028
                                                   ---------      -------      -------     ---------     ---------

EXPENSES:
    Compensation and benefits                         32,063       32,860       40,440        38,827       144,189
    Advertising and promotional costs                  2,555        3,096        2,834         3,143        11,627
    Occupancy and equipment costs                      4,902        4,922        4,732         4,765        19,321
    Amortization of intangible assets                  1,302        1,302        1,302         1,302         5,208
    Travel and entertainment                           1,781        1,956        1,955         2,035         7,726
    Outside and professional services                  4,545        4,994        5,170         5,623        20,331
    Other operating expenses                           3,278        4,278        5,248         4,495        17,299
                                                   ---------      -------      -------     ---------     ---------
          Total operating expenses                    50,425       53,407       61,681        60,189       225,702
                                                   ---------      -------      -------     ---------     ---------
OPERATING INCOME                                      51,122       52,690       59,146        63,368       226,326
                                                   ---------      -------      -------     ---------     ---------
INTEREST EXPENSE AND OTHER                              (981)        (916)      (1,816)      (1,458)       (5,171)
                                                   ---------      -------      -------     ---------     ---------
INCOME BEFORE TAXES                                   50,141       51,774       57,330        61,910       221,155
                                                   ---------      -------      -------     ---------     ---------
INCOME TAXES:
    Federal                                           16,598       16,851       18,683        20,317        72,449
    State                                              2,908        3,379        3,658         3,755        13,701
                                                   ---------      -------      -------     ---------     ---------
          Total income taxes                          19,506       20,231       22,341        24,072        86,150
                                                   ---------      -------      -------     ---------     ---------
NET INCOME                                         $  30,635       31,544       34,989        37,837       135,005
                                                   =========      =======      =======     =========     =========
AVERAGE COMMON AND COMMON EQUIVALENT
  SHARES OUTSTANDING:
    Basic                                             92,566       92,473       92,773        92,632        92,612
    Diluted                                           95,687       95,787       96,296        96,005        95,944
                                                   ---------      -------      -------     ---------     ---------
EARNINGS PER SHARE:
     Basic                                         $    0.33         0.34         0.38          0.41          1.46
     Diluted                                       $    0.32         0.33         0.36          0.39          1.41
                                                   =========      =======      =======     =========     =========
GROSS SALES (in millions):
    Mutual funds                                   $     385          446          348           357         1,536
    Managed accounts-retail                            1,546        1,703        2,205         2,490         7,943
    Managed accounts-institutional                       538          477          552           769         2,336
    Exchange-traded funds-common                       1,306        2,104          353           341         4,105
                                                   ---------      -------      -------     ---------     ---------
          Total funds and accounts excluding
            Muni/Fund Preferred(TM)                    3,774        4,730        3,458         3,956        15,920
    Exchange-traded funds-Muni/Fund
      Preferred(TM)                                      422          694          946           117         2,179
                                                   ---------      -------      -------     ---------     ---------
          Total funds and accounts                 $   4,196        5,424        4,404         4,074     $  18,098
                                                   =========      =======      =======     =========     =========
MANAGED FUNDS AND ACCOUNTS (in millions):
    ASSETS UNDER MANAGEMENT:
          Beginning of period                      $  79,719       81,360       88,258        90,059        79,719
               Sales - funds and accounts              4,196        5,424        4,404         4,074        18,098
               Dividend and defined portfolio
                 reinvestments                            74           96          102           141           413
               Redemptions and withdrawals            (2,165)      (2,432)      (2,421)       (2,054)       (9,073)
                                                   ---------      -------      -------     ---------     ---------
                     Total net flows into funds
                       and accounts                    2,105        3,088        2,085         2,161         9,438
               Appreciation/(depreciation) of
                 managed assets                         (463)       3,810         (284)        3,136         6,199
                                                   ---------      -------      -------     ---------     ---------
          End of period                            $  81,360       88,258       90,059        95,356        95,356
                                                   =========      =======      =======     =========     =========
    RECAP BY PRODUCT TYPE:
          Mutual funds                             $  11,889       12,228       12,043     $  12,285
          Exchange-traded funds                       41,565       45,315       46,131        47,094
          Managed accounts-retail                     19,321       21,692       22,985        25,676
          Managed accounts-institutional               8,585        9,023        8,900        10,300
                                                   ---------      -------      -------     ---------     ---------
               Total assets under management       $  81,360       88,258       90,059        95,356
                                                   =========      =======      =======     =========     =========


                                                                                 2004
                                                   ---------------------------------------------------------------
                                                    1ST QTR       2ND QTR      3RD QTR       4TH QTR      TOTAL
                                                   ---------      -------      -------       -------     -------

REVENUES:
    Investment advisory fees from
      assets under management(2)                   $ 112,355      115,345      120,989      127,125      475,814
    Product distribution                               2,427        1,833        2,290        2,409        8,959
    Performance fees/other revenue                     4,912        3,235        8,338        4,379       20,864
                                                   ---------      -------      -------      -------      -------
          Total operating revenues                   119,694      120,413      131,617      133,913      505,637
                                                   ---------      -------      -------      -------      -------
EXPENSES:
    Compensation and benefits                         36,651       39,233       45,380       44,057      165,321
    Advertising and promotional costs                  3,019        3,121        3,460        2,557       12,158
    Occupancy and equipment costs                      4,813        4,776        5,018        5,133       19,740
    Amortization of intangible assets                  1,299        1,273        1,273        1,273        5,118
    Travel and entertainment                           1,863        2,089        1,730        2,299        7,981
    Outside and professional services                  5,446        5,800        5,507        5,464       22,216
    Other operating expenses                           4,874        5,418        4,793        5,144       20,229
                                                   ---------      -------      -------      -------      -------
          Total operating expenses                    57,965       61,709       67,161       65,927      252,762
                                                   ---------      -------      -------       -------     -------
OPERATING INCOME                                      61,729       58,704       64,457       67,985      252,875
                                                   ---------      -------      -------      -------      -------
INTEREST EXPENSE AND OTHER                               199           42         (626)          16         (369)
                                                   ---------      -------      -------      -------      -------
INCOME BEFORE TAXES                                   61,928       58,746       63,831       68,001      252,506
                                                   ---------      -------      -------      -------      -------
INCOME TAXES:
    Federal                                           20,183       19,197       20,835       22,781       82,996
    State                                              3,868        3,571        3,935        1,730       13,103
                                                   ---------      -------      -------      -------      -------
          Total income taxes                          24,051       22,767       24,769       24,511       96,099
                                                   ---------      -------      -------      -------      -------
NET INCOME                                         $  37,877       35,979       39,062       43,490      156,408
                                                   =========      =======      =======      =======      =======

AVERAGE COMMON AND COMMON EQUIVALENT
  SHARES OUTSTANDING:

    Basic                                             92,867       92,609       92,435       92,776       92,671
    Diluted                                           96,305       95,494       95,415       97,269       96,121
                                                   ---------      -------      -------      -------      -------
EARNINGS PER SHARE:
     Basic                                         $    0.41         0.39         0.42         0.47         1.69
     Diluted                                       $    0.39         0.38         0.41         0.45         1.63
                                                   =========      =======      =======      =======      =======
GROSS SALES (in millions):
    Mutual funds                                   $     391          282          407          545        1,625
    Managed accounts-retail                            3,716        3,466        3,576        4,740       15,497
    Managed accounts-institutional                       963        1,728        1,128        2,120        5,939
    Exchange-traded funds-common                         871           77          405          713        2,066
                                                   ---------      -------      -------      -------      -------
          Total funds and accounts excluding
            Muni/Fund Preferred(TM)                    5,941        5,553        5,516        8,118       25,127
    Exchange-traded funds-Muni/Fund
      Preferred(TM)                                      152          435          235           --          822
                                                   ---------      -------      -------      -------      -------
          Total funds and accounts                 $   6,092        5,988        5,751        8,118       25,949
                                                   =========      =======      =======      =======      =======

MANAGED FUNDS AND ACCOUNTS (in millions):
    ASSETS UNDER MANAGEMENT:
          Beginning of period                      $  95,356      100,923      101,857      106,891       95,356
               Sales - funds and accounts              6,092        5,988        5,751        8,118       25,949
               Dividend and defined portfolio
                 reinvestments                            72           82           87          148          389
               Redemptions and withdrawals            (2,367)      (2,962)      (2,947)      (3,041)     (11,316)
                                                   ---------      -------      -------      -------      -------
                     Total net flows into funds
                       and accounts                    3,797        3,108        2,891        5,226       15,022
               Appreciation/(depreciation) of
                 managed assets                        1,771       (2,175)       2,144        3,336        5,076
                                                   ---------      -------      -------      -------      -------
          End of period                            $ 100,923      101,857      106,891      115,453      115,453
                                                   =========      =======      =======      =======      =======

    RECAP BY PRODUCT TYPE:
          Mutual funds                             $  12,438       11,873       12,293       12,680
          Exchange-traded funds                       48,620       47,262       49,226       50,216
          Managed accounts-retail                     28,587       30,302       32,265       36,975
          Managed accounts-institutional              11,278       12,419       13,107       15,581
                                                   ---------      -------      -------      -------      -------
               Total assets under management       $ 100,923      101,857      106,891      115,453
                                                   =========      =======      =======      =======      =======

(1) The Company began expensing the cost of stock options on April 1, 2004. All historical financial information has been restated.

(2) Advisory fee revenue will fluctuate based on the number of days in the quarter - In 2004, Q1 has 91 days, Q2 has 91 days, Q3 and Q4 have 92 days.